Exhibit 10.6
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                                                              Share Subscription
                                                                       Agreement

                                             Gold Resource Corporation (Company)

                                      Heemskirk Consolidated Limited (Heemskirk)






























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Share Subscription Agreement


Details



Parties

Company                   Name                Gold Resource Corporation

                          Address 2201 Kipling Street, LAKEWOOD, COLORADO 80215--1545 USA

Heemskirk                 Name                Heemskirk Consolidated Limited

                          ACN                 106 720 138

                          Address             Level 5
                                              303 Collins Street,
                                              Melbourne, Victoria 3000

Business Day place        Colorado, USA and Melbourne, Australia

Governing law             Colorado, USA

Date of Agreement         See Signing Page






















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Introduction

Recitals:

A. Heemskirk has subscribed for and been issued with 600,000 shares in the Company.

B. Heemskirk wishes to subscribe for additional shares in the Company subject to the terms of this Agreement.

C. The Company has agreed to issue shares to Heemskirk in accordance with the terms of this Agreement and in consideration of payment of the subscription monies under this Agreement.

It is agreed as follows:

1.   Interpretation
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1.1. In this Agreement, unless otherwise indicated by the context:

     (a)  words importing the singular include the plural and vice versa;

     (b) headings are for convenience only and do not affect interpretation of this Agreement;

     (c) a reference to a clause or schedule is a reference to a clause or schedule of this Agreement;

     (d) where any word or phrase is given a definite meaning in this Agreement, any part of speech or other grammatical form of that word or phrase has a corresponding meaning;

     (e) an expression importing a natural person includes a body corporate, partnership, joint venture, association or other legal entity;

     (f) a reference to a statute, statutory provision or regulation includes all amendments, consolidations or replacements thereof;

     (g) a reference to a party to a document includes that party's successors and permitted assigns;

     (h) a covenant or agreement on the part of two or more persons binds them severally; and




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     (i)  a reference to a body, whether statutory or not;

          (i)  which ceases to exist; or

          (ii) whose powers or functions are transferred to another body;

          is a reference to the body which replaces it or which substantially succeeds to its powers or functions.


2.   Definitions
--------------------------------------------------------------------------------

     The following definitions apply to this Agreement unless the context requires otherwise:

     Business Day means a day that is not a Saturday, Sunday, public holiday or bank holiday in Colorado, USA or Melbourne, Australia;

     GRC Project means any gold, silver or copper exploration or development project in Mexico in which the Company has an interest in;

     Securities means shares in, or options to acquire shares in, or debentures of, or convertible notes in the Company;

     Shares means shares in the Company;

     Subscription Payment means US$700,000; and

     Subscription Shares means 1,400,000 common stock Shares.


3.   Subscription and Issue of Shares
--------------------------------------------------------------------------------

3.1. Subject to clauses 4, 5 and 6 of this Agreement, Heemskirk agrees to make the Subscription Payment to the Company.

3.2. In consideration of the Subscription Payment the Company shall issue the Subscription Shares to Heemskirk upon receipt of the Subscription Payment.


4.   Pre-emptive Rights in Relation to the Issue of Additional Securities
--------------------------------------------------------------------------------

4.1. The Company shall not issue any further Securities in addition to the Subscription Shares to any person except in accordance with this clause 4 unless it has obtained the prior written consent of Heemskirk.

4.2. If the Company wishes to issue further Securities in addition to the Subscription Shares, the Company shall immediately notify Heemskirk in writing of the price, terms and conditions at which it wishes to issue the Securities (the Equity Package) which notification itself shall be an irrevocable offer (the Equity Offer) by the Company to issue the Equity Package to Heemskirk at the price and upon those terms and conditions.



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4.3. If Heemskirk wishes to acquire:

     (a)  the Equity Package so offered (and not a part); or

     (b) such part of the Equity Package as it shall nominate being not less than 25% of the Equity Package;

     it shall notify the Company of its intention to do so within 14 days of the receipt of the Equity Offer (the Acceptance Period) and such notification shall, upon being received by the Company within the Acceptance Period, constitute acceptance of the whole or part (as the case may be) of the Equity Offer and the acquisition contemplated therein shall be completed in the manner set out in the Equity Offer and shall occur within 30 days of the end of the Acceptance Period. If Heemskirk does not so notify the Company in writing within the Acceptance Period, Heemskirk shall be deemed to have declined to accept the Equity Offer of the Equity Package.

4.4. If there is any portion of the Equity Package in respect of which the Equity Offer has not been accepted (or is deemed not to have been accepted), the Company shall be free for a period of 4 months from the date of the Equity Offer to issue the remaining portion of the Equity Package to a third party at the price, and on terms and conditions no more favorable than those contained in the notice given by the Company pursuant to clause
     4.2. Upon the expiration of 4 months from the date of the Equity Offer the Company shall not be permitted to issue any remaining portion of the Equity Package or any further Securities unless it first issues a new Equity Offer and again follows the procedure set out in clauses 4.2 to 4.4 inclusive.


4.5. The provisions of this clause 4 shall have no force and effect on:

     (a) an issue of Securities by the Company to Canyon Resources Corporation in accordance with clause 4(b) of an agreement between the Company and Canyon Resources Corporation dated 28 July 2003; or

     (b) an issue of Securities by the Company pursuant to an initial public offering; or

     (c) any issue of Securities that occurs following the third anniversary of the date of this Agreement.




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5.   Debt Financing
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5.1  If the Company intends to obtain debt financing, the Company agrees that it shall not obtain such debt financing from any third party without first following the procedure set out in clauses 5.2 to 5.7.

5.2  The Company must:

     (a) notify Heemskirk in writing of the terms and conditions of the proposed debt financing, including, but not limited to:

          (i)   the amount of debt finance;

          (ii)  the repayment terms;

          (iii) the interest rate;

          (iv)  the identity of any debt financier;

          (v) the security (if any) that any debt financier requires the Company to provide; and

          (vi) such other terms and conditions relating to the offer of debt financing that Heemskirk may reasonably request,

          (the Debt Notice); and

     (b) provide Heemskirk with a certificate signed by 2 directors of the Company which certifies that the offer of debt financing is bona fide and that the contents of the notice provided in accordance with clause 5.2(a) are true and correct.

5.3  If Heemskirk elects to provide:

     (a) all of the debt finance specified in the Debt Notice (Debt Election Notice); or

     (b) such part of the debt finance as it shall nominate being not less than 25% of the debt finance specified in the Debt Notice (Percentage Debt Election Notice),

     it shall notify the Company in writing of its intention to do so (by forwarding either a Debt Election Notice or a Percentage Debt Election Notice) within 14 days after receipt of the Debt Notice (the Debt Acceptance Period).






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5.4  In the event Heemskirk provides the Company with a Debt Election Notice:

     (a) Heemskirk and the Company shall use their best endeavors, within 30 days of the date of the Debt Election Notice, to enter into formal documentation in relation to such provision of debt finance by Heemskirk to the Company consistent with the Debt Notice and such other terms and conditions as are industry standard for a transaction of such nature; and

     (b) conditional upon Heemskirk and the Company entering into the formal documentation referred to in clause 5.4(a), Heemskirk shall provide such debt finance in accordance with the terms of the formal documentation.

5.5 In the event Heemskirk provides the Company with a Percentage Debt Election Notice, Heemskirk and the Company shall use their best endeavors to facilitate the proposed debt financing referred to in the Debt Notice by Heemskirk providing the percentage of the debt financing nominated by Heemskirk in the Percentage Debt Election Notice with the balance of the debt finance to be provided by a third party or third parties on terms that are consistent with the Debt Notice.

5.6  If Heemskirk:

     (a) provides the Company with a Percentage Debt Election Notice to the Company; and

     (b) the Company and Heemskirk sign a notice in writing that they have complied with their obligations pursuant to clause 5.5 without successfully involving a third party in the proposed debt financing identified in the Debt Notice; and

     (c) a third party intends to proceed to provide the whole of the debt finance identified in the Debt Notice,

     the Company and Heemskirk agree that Heemskirk shall have a period of 14 days from the date of the notice referred to in clause 5.6(b) (Second Debt Acceptance Period) in which to elect to provide the whole of the debt finance prescribed in the Debt Notice. If Heemskirk so elects to acquire the whole of the debt finance prescribed in the Debt Notice, Heemskirk shall be deemed to have served a Debt Election Notice on the Company and the provisions of clause 5.4 shall apply.

  5.7       If Heemskirk:

     (a) declines to provide a Debt Election Notice to the Company in accordance with clause 5.3; or

     (b)

          (i)  provides the Company with a Percentage Debt Election Notice; and

         (ii) Heemskirk and the Company are unable to facilitate the provision of the debt finance specified by the Company in the Debt Notice pursuant to clause 5.5; and



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         (iii) Heemskirk declines to provide a Debt Election Notice to the
               Company in accordance with clause 5.6,

     then the Company shall be free for a period of 4 months from the expiry of:

     (c) the Debt Acceptance Period in the circumstance referred to in clause 5.7(a); or

     (d) the Second Debt Acceptance Period in the circumstance referred to in clause 5.7(b),

     to obtain the debt finance specified in the Debt Notice to a third party on terms and conditions no more favorable than those contained in the Debt Notice given by the Company pursuant to clause 5.2. Upon the expiration of 4 months from the expiry of the Debt Acceptance Period or Second Debt Acceptance Period (as the case may be) the Company shall not be permitted to obtain debt finance from a third party unless it first issues a new Debt Notice and again follows the procedures set out in clauses 5.2 to 5.7 inclusive.

5.8 The provisions of this clause 5 shall have no force and effect following the third anniversary of the date of this Agreement.


6.   Acquisition of Participating Interest or Royalty in GRC Project
--------------------------------------------------------------------------------

6.1. If the Company receives an offer to sell, transfer, dispose of or otherwise deal with some or all of its royalty rights or interest in any GRC Project (GRC Property) to a third party and the Company intends to accept such an offer (proposed sale), the Company agrees that it shall not proceed with such a proposed sale to any third party without first following the procedure set out in clauses 6.2 to 6.7.

6.2. The Company must:

     (a) notify Heemskirk in writing of the terms and conditions of the proposed sale of the GRC Property, including, but not limited to:

          (i)  the percentage of the GRC Property offered for sale;

         (ii)  the payment terms or earn-in obligations;

        (iii)  the identity of any bona tide third party purchaser;

         (iv) the terms of any actual or proposed joint venture operating agreement; and

          (v) such other terms and conditions relating to the offer that Heemskirk may reasonably request,

          (the Sale Notice); and




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     (b)  provide Heemskirk with a certificate signed by 2 directors of the
          Company which certifies that the third party offer to acquire the GRC Property is bona fide and that the contents of the Sale Notice provided in accordance with clause 6.2(a) are true and correct.

6.3. If Heemskirk wishes to acquire:

     (a) all of the GRC Property offered for sale in the Sale Notice (Purchase Election Notice); or

     (b) such part of the GRC Property as it shall nominate being not less than 25% of the GRC Property offered for sale in the Sale Notice (Percentage Purchase Election Notice),

     it shall notify the Company in writing of its intention to do so within 14 days after receipt of the Sale Notice (the Sale Acceptance Period).

6.4. In the event Heemskirk provides the Company with a Purchase Election
     Notice:

     (a) Heemskirk and the Company shall use their best endeavors, within 30 days of the date of the Purchase Election Notice, to enter into formal documentation in relation to such sale and purchase of the GRC Property consistent with the Purchase Election Notice and such other terms and conditions as are industry standard for a transaction of such nature; and

     (b) conditional upon Heemskirk and the Company entering into the formal documentation referred to in clause 6.4(a), Heemskirk and the Company shall complete the sale and purchase of the GRC Property in accordance with the terms of the formal documentation.

6.5. In the event Heemskirk provides the Company with a Percentage Purchase Election Notice, Heemskirk and the Company shall use their best endeavors to facilitate the proposed purchase of the percentage of the GRC Property nominated by Heemskirk in the Percentage Purchase Election Notice with the balance of the proposed sale to be acquired by a third party or third parties on terms that are consistent with the Sale Notice.

6.6. If Heemskirk:

     (a) provides the Company with a Percentage Purchase Election Notice to the Company; and

     (b) the Company and Heemskirk sign a notice in writing that they have complied with their obligations pursuant to clause 6.5 without successfully involving a third party in the proposed sale of the GRC Property identified in the Sale Notice; and



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     (c)  a third party intends to proceed with the acquisition of the whole of the GRC Property identified in the Sale Notice,

     the Company and Heemskirk agree that Heemskirk shall have a period of 14 days from the date of the notice referred to in clause 6.6(b) (Second Sale Acceptance Period) in which to elect to acquire the whole of the GRC Property offered for sale in the Sale Notice. If Heemskirk so elects to acquire the whole of the GRC Property offered for sale in the Sale Notice, Heemskirk shall be deemed to have served a Purchase Election Notice on the Company and the provisions of clause 6.4 shall apply.

6.7. If Heemskirk:

     (a) declines to provide a Purchase Election Notice to the Company in accordance with clause 6.3; or

     (b)

          (i)  provides the Company with a Percentage Purchase Election Notice;
               and

         (ii) Heemskirk and the Company are unable to facilitate the sale and purchase of the GRC Property pursuant to clause 6.5; and

        (iii) Heemskirk declines to provide a Purchase Election Notice to the Company in accordance with clause 6.6,

          then the Company shall be free for a period of 4 months from the expiry of:

     (c) the Sale Acceptance Period in the circumstance referred to in clause 6.7(a); or

     (d) the Second Sale Acceptance Period in the circumstance referred to in clause 6.7(b),

     to sell the GRC Property identified in the Sale Notice to a third party on terms and conditions no more favorable than those contained in the Sale Notice given by the Company pursuant to clause 6.2. Upon the expiration of 4 months from the expiry of the Sale Acceptance Period or the Second Sale Acceptance Period (as the case may be) the Company shall not be permitted to sell, transfer, dispose of or deal with some or all of its royalty rights or interest in the GRC Property to a third party unless it first issues a new Sale Notice and again follows the procedures set out in clauses 6.2 to 6.7 inclusive.

6.8. The provisions of this clause 6 shall have no force and effect following the third anniversary of the date of this Agreement.




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7.   Acknowledgement
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     By   entering into this Agreement Heemskirk acknowledges that:

     (a) it is a sophisticated investor and has made its own assessment of the business, assets, liabilities and prospects of the Company; and

     (b) it has received independent legal advice or has had the opportunity to receive independent legal advice.


8.   Mutual Representations and Warranties
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     The Company and Heemskirk each represent and warrant to each other that each of the following statements is true and correct as at the date of this
     Agreement:

     (a) (power) It has the power to enter into and perform its obligations under this Agreement, to carry out the transactions contemplated by this Agreement and to carry on its business as now conducted or contemplated;

     (b) (corporate authorizations) It has taken all necessary corporate action to authorize the entry into and performance of this Agreement and to carry out the transaction contemplated by this Agreement;

     (c) (documents binding) This Agreement is a valid and binding obligation enforceable in accordance with its terms, subject to any necessary stamping and registration;

     (d) (transactions permitted) The execution and performance by it of this Agreement and each transaction contemplated under this Agreement did not and will not violate in any respect a provision of:

          (i) a law or a judgment, ruling, order or decree of a government or governmental authority or agency binding on it; or

          (ii) its constitution or other constituent documents.


9.   Assignment
--------------------------------------------------------------------------------

     The rights and obligations of each party under this Agreement are personal. They cannot be assigned, charged or otherwise dealt with, and no party shall attempt or purport to do so, without the prior written consent of the other party.



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10.  Further Assurances
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     Each party shall take all steps, execute all documents and do everything reasonably required by any other party to give effect to any of the transactions contemplated by this Agreement.


11.  Amendment
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     This Agreement may be amended only by another agreement executed by all parties to this Agreement.


12.  Survival of Representations and Warranties
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     All representations and warranties in this Agreement will survive the execution and delivery of this Agreement and the completion of transactions contemplated by it.


13.  Governing Law
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        This Agreement is governed by the laws of the State of Colorado. The parties submit to the non-exclusive jurisdiction of the courts exercising jurisdiction in the State of Colorado.


14.  Counterparts
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     This Agreement may be executed in any number of counterparts. All counterparts will be taken to constitute one instrument.





















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         Signing Page

         Executed as an Agreement on August 2, 2005


         EXECUTED for and on behalf of
         GOLD RESOURCE CORPORATION by those
         persons who are authorized to sign
         on behalf of the Company:


         /s/ William W. Reid                     /s/ David C. Reid
         -------------------------------         -------------------------------
         Signature of Director                   Signature of Director/Secretary

         William W. Reid                         David C. Reid
         -------------------------------         -------------------------------
         Name of Director                        Name of Director/Secretary



         EXECUTED for and on behalf of
         HEEMSKIRK CONSOLIDATED LIMITED
         (CAN 106 720 138) by those persons
         who are authorized to sign on behalf
         of the Company:


         /s/ Kevin P. Robinson                   /s/ Peter J. Bird
         -------------------------------         -------------------------------
         Signature of Director                   Signature of Director/Secretary

         Kevin P. Robinson                       Peter J. Bird
         -------------------------------         -------------------------------
         Name of Director                        Name of Director/Secretary


























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Share Subscription Agreement

Contents


Details                                                                      1
Introduction                                                                 2
1.       Interpretation                                                      2
2.       Definitions                                                         3
3.       Subscription and Issue of Shares                                    3
4.       Pre-emptive Rights in Relation to the Issue of
         Additional Securities                                               3
5.       Debt Financing                                                      5
6.       Acquisition of Participating Interest or Royalty
         in GRC Project                                                      7
7.       Acknowledgement                                                    10
8.       Mutual Representations and Warranties                              10
9.       Assignment                                                         10
10.      Further Assurances                                                 11
11.      Amendment                                                          11
12.      Survival of Representations and Warranties                         11
13.      Governing Law                                                      11
14.      Counterparts                                                       11
Signing Page                                                                12

























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